NUMBER
1596

SHARES
210,000,000

COMMON STOCK

PEER TO PEER NETWORK

COMMON STOCK
CUSIP 705484103

INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

FOMO WORLDWIDE INC

is the Owner of *** Two Hundred Ten Million ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
PEER TO PEER NETWORK

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **April 14, 2023**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

XXXXXXXXXX
CEO

XXXXXXXXXX
CFO

B 81440